Exhibit 99.36

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
January 31, 1999



Expected B Maturity 4/15/2008


Blended Coupon 5.2959%


Excess Protection Level
3 Month Average   5.76%
January, 1999   5.64%
December, 1998   6.03%
November, 1998   5.61%


Cash Yield18.21%


Investor Charge Offs 4.95%


Base Rate 7.62%


Over 35 Day Delinquency 5.29%


Seller's Interest 8.19%


Total Payment Rate14.12%


Total Principal Balance$40,086,865,639.98


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$3,284,946,121.49